UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 17, 2015 and June 12, 2015, Opiant Pharmaceuticals, Inc. (the “Company”) filed Quarterly Reports on Form 10-Q for the periods ended January 31, 2015 and April 30, 2015, respectively, and on November 19, 2015, the Company filed an Amendment to Quarterly Report on Form 10-Q/A for the period ended January 31, 2015 (collectively, the “2015 Form 10-Qs”), each of which included that certain License Agreement (the “Initial Agreement”), dated as of December 15, 2014, by and between the Company (f/k/a Lightlake Therapeutics Inc.) and Adapt Pharma Operations Limited (“Adapt”), filed as Exhibit 10.1 thereto. Portions of the Initial Agreement were redacted and the U.S. Securities and Exchange Commission (the “SEC”) granted confidential treatment on such redacted information on November 30, 2015. On March 15, 2017, the Company filed a Quarterly Report on Form 10-Q for the period ended January 31, 2017 (the “2017 Form 10-Q”) that included that certain Amendment No. 1 to Initial Agreement (the “Amendment”), dated as of December 13, 2016, by and between the Company and Adapt, filed as Exhibit 10.3 to the 2017 Form 10-Q, portions of which confidential treatment was granted by the SEC on March 27, 2017. The purpose of this Current Report on Form 8-K (this “Form 8-K”) is to refile the Initial Agreement and the Amendment to exclude certain information that was previously redacted, but will now be publicly disclosed (the “Unredacted Information”). Such Unredacted Information in the Initial Agreement includes: (i) the Annual Net Sales Milestone Thresholds and corresponding Annual Net Sales-Based Milestone Payments (as such terms are defined in the Initial Agreement) to be paid to the Company; (ii) the royalties on Net Sales (as defined in the Initial Agreement) during each calendar year to be paid to the Company; and (iii) the royalty of Net Sales of the First Product to the First Responder Market that are made prior to the First Commercial Sale and prior to Regulatory Approval of the First Product (as such terms are defined in the Initial Agreement), to be paid to the Company. Such Unredacted Information in the Amendment includes the reduction in certain Annual Net Sales Milestone Thresholds. Exhibit 10.1 to this Form 8-K supersedes Exhibit 10.1 filed with the 2015 Form 10-Q and Exhibit 10.2 to this Form 8-K supersedes Exhibit 10.3 filed with the 2017 Form 10-Q. Exhibits 10.1 and 10.2 filed with this Form 8-K otherwise remain unchanged from Exhibits 10.1 and 10.3 filed with the 2015 Form 10-Q and 2017 Form 10-Q, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	License Agreement between the Company and Adapt Pharma Operations Limited, dated as of December 15, 2014.

10.2+	Amendment No. 1 to License Agreement, dated as of December 13, 2016, by and between Opiant Pharmaceuticals, Inc. and Adapt Pharma Operations Limited.

+ Confidential Treatment Granted. Confidential Materials omitted and filed separately with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: April 19, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: Chief Executive Officer